SUPPLEMENT DATED OCTOBER 1, 1999, TO THE
                   LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

                          PROSPECTUS DATED August 23, 1999


This supplement modifies the description of the enhanced death benefit contained
in  the  Summary  included  in  the  Multi-Fund   Individual  Variable  Annuity
Prospectus. Please keep this Supplement with your current Multi-Fund Individual Variable Annuity Prospectus and retain it for future reference.

On page 7 of the Prospectus, the "Q & A" regarding death benefits is modified to read as follows:
WHAT HAPPENS IF THE ANNUITANT DIES BEFORE I ANNUITIZE?

If the enhanced death benefit is in effect, your beneficiary will receive the greater of the enhanced guaranteed minimum death benefit or the contract value. If the enhanced death benefit is not in effect, your beneficiary will receive the contract value. Your beneficiary has options as to how the death benefit is paid. See Death benefit before commencement date.